UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Dairy Ashford

Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-6600

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Post-Spin-Off Agreements

On April 26, 2012, in connection with ConocoPhillips’ previously announced spin-off of Phillips 66 through a pro rata distribution to ConocoPhillips shareholders of all of the outstanding shares of Phillips 66 common stock (the “Distribution”), Phillips 66 entered into several agreements with ConocoPhillips that govern the relationship of the parties following the Distribution, including the following:

•	Separation and Distribution Agreement

•	Indemnification and Release Agreement

•	Intellectual Property Assignment and License Agreement

•	Tax Sharing Agreement

•	Employee Matters Agreement

•	Transition Services Agreement

A summary of certain material features of the agreements can be found in the section entitled “Certain Relationships and Related Transactions — Agreements with ConocoPhillips” in the Information Statement (the “Information Statement”) included in Phillips 66’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on November 14, 2011, as amended, and declared effective on April 12, 2012 (the “Registration Statement”), and is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Indemnification and Release Agreement, Intellectual Property Assignment and License Agreement, Tax Sharing Agreement, Employee Matters Agreement and Transition Services Agreement, included with this report as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, each of which is incorporated herein by reference. A copy of the press release issued by Phillips 66 on May 1, 2012 announcing that ConocoPhillips had completed its spin-off of Phillips 66 is included with this report as Exhibit 99.1 and is incorporated herein by reference.

Receivables Facility

On April 27, 2012, Phillips 66 and certain of its subsidiaries entered into a $1.2 billion accounts receivable securitization facility (the “A/R Facility”) to provide additional liquidity and funding for the ongoing business needs of Phillips 66 and its subsidiaries.

The documentation for the A/R Facility includes (i) a Receivables Purchase Agreement (the “Receivables Purchase Agreement”) among Phillips 66 Company, a Delaware corporation and wholly owned subsidiary of Phillips 66 (the “Originator”), Phillips 66 Receivables Funding LLC, a Delaware limited liability company and a bankruptcy-remote special purpose entity that is a wholly owned subsidiary of the Originator (“SPE”), Royal Bank of Canada, as administrative agent, structuring agent and a facility agent, certain other facility agents, and committed purchasers and conduit purchasers that are parties thereto from time to time (the “Purchasers”) and (ii) a Purchase and Contribution Agreement (the “Receivables Sale Agreement”) by and between the Originator and the SPE (collectively, the “Agreements”).

Pursuant to the Receivables Sale Agreement, the Originator has sold and contributed, and will continue to sell or contribute, its trade receivables, together with all related security and interests in the proceeds thereof, to the SPE in exchange for a combination of cash, equity or a subordinated note issued by the SPE to the Originator. Pursuant to the Receivables Purchase Agreement, the SPE may, from time to time, in turn sell undivided interests in such trade receivables, together with all related security and interests in the proceeds thereof, to the Purchasers in exchange for cash proceeds. Collections on the trade receivables for which an undivided interest is sold to the Purchasers will be set aside and held in trust to satisfy the obligations of the SPE under the A/R Facility.

The Originator and the SPE provide customary representations and covenants under the Agreements. Receivables in the A/R Facility are subject to customary criteria, limits and reserves. The Receivables Purchase Agreement provides for certain Termination Events, as defined therein, upon the occurrence of which the Purchasers may terminate further purchases of undivided interests in the trade receivables and impose default fees. The SPE pays Yield (as defined in the Receivables Purchase Agreement) with respect to amounts advanced under the A/R Facility. The calculation of Yield will vary based on the funding alternatives chosen. In addition, the A/R Facility also provides for the issuance of letters of credit.

The amount of credit exposure of the Purchasers outstanding at any one time under the Receivables Purchase Agreement is limited to $1.2 billion. As of April 30, 2012, there were no trade receivable purchases or letters of credit outstanding under the A/R Facility.

The Originator serves as the servicer of the trade receivables under the A/R Facility. Neither the Originator nor the SPE guarantees collectability of the trade receivables or the creditworthiness of obligors thereunder. However, Phillips 66 has provided a guaranty of performance in respect of the obligations of the Originator as originator under the Receivables Sale Agreement and of the obligations of Originator as servicer under the Receivables Purchase Agreement.

Copies of the Receivables Purchase Agreement and Receivables Sale Agreement are included with this report as Exhibits 10.6 and Exhibit 10.7, respectively. The foregoing description of the A/R Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement and the Receivables Sale Agreement, which are incorporated herein by reference.

Chevron Phillips Chemical Company LLC

On May 1, 2012, Phillips 66 and Chevron Corporation entered into the Third Amended and Restated Limited Liability Company Agreement of Chevron Phillips Chemical Company LLC (“CPChem”) in order to facilitate the substitution of Phillips 66 Company as a member of CPChem in lieu of ConocoPhillips Company.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information included under “Post-Spin-Off Agreements” in Item 1.01 of this report on Form 8-K is incorporated herein by reference. On April 27, 2012, in connection with certain internal restructuring steps implemented in contemplation of the Distribution, ConocoPhillips contributed to Phillips 66 all of the outstanding common stock of Phillips 66 Company, which, directly and through its subsidiaries, holds ownership interests in those entities and assets through which the businesses of Phillips 66 are conducted. In exchange for the shares of Phillips 66 Company common stock, Phillips 66 issued shares of its common stock to ConocoPhillips, assumed certain liabilities from ConocoPhillips and made a special cash distribution of approximately $5.95 billion to ConocoPhillips on April 30, 2012 (which may be adjusted based on actual levels of Phillips 66 cash, inventory and working capital as of April 30, 2012).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under “Receivables Facility” in Item 1.01 of this report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 30, 2012, Phillips 66 amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and its By-Laws (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws is included under the section “Description of Capital Stock” in the Information Statement, which is incorporated herein by reference. The description is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, included with this report as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board of Directors of Phillips 66 adopted Corporate Governance Guidelines and a Code of Business Ethics & Conduct. A copy of the Company’s Corporate Governance Guidelines and Code of Business Ethics & Conduct are available under the Investors section of the Company’s website, www.phillips66.com.

Item 9.01	Financial Statements and Exhibits.

Item 2.01 of this report on Form 8-K is incorporated herein by reference. The financial statements and pro forma financial information required to be filed under Item 9.01 of this report on Form 8-K are included in the Registration Statement. The Exhibit Index attached to this report on Form 8-K is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

/s/ Paula A. Johnson
May 1, 2012	Paula A. Johnson Senior Vice President, Legal, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement between ConocoPhillips and Phillips 66, dated April 26, 2012.

3.1	Amended and Restated Certificate of Incorporation of Phillips 66.

3.2	Amended and Restated By-Laws of Phillips 66.

10.1	Indemnification and Release Agreement between ConocoPhillips and Phillips 66, dated April 26, 2012.

10.2	Intellectual Property Assignment and License Agreement between ConocoPhillips and Phillips 66, dated April 26, 2012.

10.3	Tax Sharing Agreement between ConocoPhillips and Phillips 66, dated April 26, 2012.

10.4	Employee Matters Agreement between ConocoPhillips and Phillips 66, dated April 26, 2012.

10.5	Transition Services Agreement between ConocoPhillips and Phillips 66, dated April 26, 2012.

10.6	Receivables Purchase Agreement, dated as of April 27, 2012, among Phillips 66 Receivables Funding LLC, Phillips 66 Company, Royal Bank of Canada, as Administrative Agent and Structuring Agent, certain committed purchasers and conduit purchasers that are parties thereto from time to time and the other parties thereto from time to time.

10.7	Purchase and Contribution Agreement, dated as of April 27, 2012, by and between Phillips 66 Company and Phillips 66 Receivables Funding LLC.

99.1	Press Release, dated May 1, 2012.